                                                                    EXHIBIT 10.1

                                                                  Execution Copy

                                 Amendment No. 4

                  AMENDMENT NO. 4 to Credit Agreement ("Amendment No. 4") dated as of March 31, 1998, between Lamar Advertising Company (the "Borrower"), the Subsidiary Guarantors party hereto and The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent").

                  The Borrower, the Subsidiary Guarantors, the lenders party thereto (the "Lenders") and the Administrative Agent are parties to a Credit Agreement dated as of December 18, 1996 (as modified and supplemented and in effect on the date hereof, the "Credit Agreement"). The Borrower, the Subsidiary Guarantors and the Administrative Agent with the consent of the Required Lenders (as defined in the Credit Agreement) wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 4, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.

                  Section 2. Amendments to the Credit Agreement. Subject to the due execution and delivery by the Borrower, the Subsidiary Guarantors, the Required Lenders and the Administrative Agent of this Amendment No. 4, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                  2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  2.02. The table in the definition of "Applicable Margin" in
Section 1.01 of the Credit Agreement is amended to read as follows:

                        "Range                                   Applicable  Margin      (% p.a.)
                          of
                    Total Debt Ratio                        Base Rate Loans                   Eurodollar Loans
                    ----------------                        ---------------                   ----------------

                    Greater than or equal
                      to 5.50 to 1                               1.00%                              2.25%

                    Greater than or equal
                      to 5.00 to 1 but less than
                      5.50 to 1                                   .75%                              2.00%

                    Greater than or equal
                      to 4.50 to 1 but less than
                      5.00 to 1                                   .50%                              1.75%




                                Amendment No. 4

                    Greater than or equal
                      to 4.00 to 1 but less than
                      4.50 to 1                                   .25%                              1.50%

                    Greater than or equal
                      to 3.50 to 1 but less than
                      4.00 to 1                                   .00%                              1.25%


                    Less than 3.50 to 1                           .00%                              1.00%"


                  2.03. Section 7.09(a) of the Credit Agreement is hereby amended to read as follows:

                  "(a) Total Debt Ratio. The Borrower will not permit the Total Debt Ratio at any time during any period below to exceed the ratio set opposite such period below:

                           Period                                        Ratio
                           ------                                        -----
                  From the Effective Date
                    through March 30, 1998                             5.50 to 1

                  From March 31, 1998
                    through June 29, 1998                              6.00 to 1

                  From June 30, 1998
                    through December 30, 1998                          5.25 to 1

                  From December 31, 1998
                    through December 30, 1999                          5.00 to 1

                  From December 31, 1999
                    through December 30, 2000                          4.50 to 1

                  From December 31, 2000
                    and at all times thereafter                        4.00 to 1"

                  2.04. Section 7.09(c) of the Credit Agreement is hereby amended by replacing "to exceed" with "to be less than" therein, and by changing the references therein of "March 30, 1998" and "March 31, 1998" to "June 29, 1998" and "June 30, 1998", respectively..

                  Section 3. Representations and Warranties. The Borrower and each Subsidiary Guarantor represents and warrants to the Lenders that the representations and warranties set forth in Article IV of the




                                Amendment No. 4

Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" includes reference to this Amendment No. 4.

                  Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.


                                     LAMAR ADVERTISING COMPANY

                                     By: /s/ Keith Istre
                                        ----------------------------------------
                                        Title:  CFO

                                     SUBSIDIARY GUARANTORS

                                     INTERSTATE LOGOS, INC.
                                     THE LAMAR CORPORATION
                                     LAMAR ADVERTISING OF MOBILE, INC.
                                     LAMAR ADVERTISING OF COLORADO
                                       SPRINGS, INC.
                                     LAMAR ADVERTISING OF SOUTH
                                       MISSISSIPPI, INC.
                                     LAMAR ADVERTISING OF JACKSON, INC.
                                     LAMAR TEXAS GENERAL PARTNER, INC.
                                     LAMAR ADVERTISING OF SOUTH GEORGIA,  INC.
                                     LAMAR TENNESSEE LIMITED PARTNER, INC.
                                     TLC PROPERTIES, INC.
                                     TLC PROPERTIES II, INC.
                                     LAMAR PENSACOLA TRANSIT, INC.
                                     LAMAR ADVERTISING OF YOUNGSTOWN, INC.
                                     NEBRASKA LOGOS, INC.
                                     OKLAHOMA LOGO SIGNS, INC.
                                     MISSOURI LOGOS, INC.
                                     OHIO LOGOS, INC.
                                     UTAH LOGOS, INC.
                                     TEXAS LOGOS, INC.
                                     MISSISSIPPI LOGOS, INC.
                                     GEORGIA LOGOS, INC.




                                Amendment No. 4

                                     SOUTH CAROLINA LOGOS, INC.
                                     VIRGINIA LOGOS, INC.
                                     MINNESOTA LOGOS, INC.
                                     MICHIGAN LOGOS, INC.
                                     NEW JERSEY LOGOS, INC.
                                     FLORIDA LOGOS, INC.
                                     KENTUCKY LOGOS, INC.
                                     NEVADA LOGOS, INC.
                                     TENNESSEE LOGOS, INC.
                                     KANSAS LOGOS, INC.
                                     LAMAR ADVERTISING OF HUNTINGTON -
                                     BRIDGEPORT, INC.
                                     LAMAR ADVERTISING OF PENN, INC.
                                     LAMAR ADVERTISING OF MISSOURI, INC.
                                     LAMAR ADVERTISING OF MICHIGAN, INC.
                                     LAMAR ELECTRICAL, INC.
                                     LAMAR ADVERTISING OF SOUTH DAKOTA, INC.

                                     By: /s/ Keith Istre
                                        ----------------------------------------
                                        Title:  CFO



                                     LAMAR TEXAS LIMITED PARTNERSHIP

                                     By: Lamar Texas General Partner, Inc.,
                                         its general partner

                                     By: /s/ Keith Istre
                                        ----------------------------------------
                                        Title:  CFO


                                     LAMAR TENNESSEE LIMITED PARTNERSHIP
                                     LAMAR TENNESSEE LIMITED PARTNERSHIP II

                                     By:  The Lamar Corporation, their general
                                          partner

                                     By: /s/ Keith Istre
                                        ----------------------------------------
                                        Title:  CFO

                                Amendment No. 4

                                     LAMAR AIR, L.L.C.

                                     By:  The Lamar Corporation, its manager

                                     By: /s/ Keith Istre
                                        ----------------------------------------
                                        Title:  CFO


                                     MINNESOTA LOGOS, A PARTNERSHIP

                                     By:  Minnesota Logos, Inc., its general
                                          partner

                                     By: /s/ Keith Istre
                                        ----------------------------------------
                                        Title:  CFO


                                     TLC PROPERTIES, L.L.C.

                                     By:  TLC Properties, Inc., its manager

                                     By: /s/ Keith Istre
                                        ----------------------------------------
                                        Title:  CFO


                                     LENDERS

THE CHASE MANHATTAN BANK                               BANK ONE, LOUISIANA,
                                                       NATIONAL ASSOCIATION

By:                                                    By:
   ----------------------                                 ----------------------
   Title:                                                 Title:


CIBC INC.                                              FLEET BANK, N.A.


By:                                                    By:
   ----------------------                                 ----------------------
   Title:                                                 Title:




                                Amendment No. 4

ABN AMRO BANK N.V.                                     BANQUE PARIBAS
  Houston Agency


By:                                                    By:
   ----------------------                                 ----------------------
   Title:                                                 Title:


By:                                                    By:
   ----------------------                                 ----------------------
   Title:                                                 Title:


CORESTATES BANK, N.A.                                  BANK OF MONTREAL, CHICAGO
                                                          BRANCH

By:                                                    By:
   ----------------------                                 ----------------------
   Title:                                                 Title:


THE LONG-TERM CREDIT BANK                              HIBERNIA NATIONAL BANK
  OF JAPAN, LIMITED,
  NEW YORK BRANCH


By:                                                    By:
   ----------------------                                 ----------------------
   Title:                                                 Title:

MERITA BANK LTD -                                      THE BANK OF NOVA SCOTIA
  NEW YORK BRANCH


By:                                                    By:
   ----------------------                                 ----------------------
   Title:                                                 Title:


By:
   ----------------------
   Title:



                                Amendment No. 4

UNION BANK OF CALIFORNIA                               BANK OF TOKYO-MITSUBISHI
                                                         TRUST COMPANY


By:                                                    By:
   ----------------------                                 ----------------------
   Title:                                                 Title:


FIRST UNION NATIONAL BANK                              STATE STREET BANK AND
  OF NORTH CAROLINA                                      TRUST COMPANY


By:                                                    By:
   ----------------------                                 ----------------------
   Title:                                                 Title:



CRESTAR BANK


By:
   ----------------------
   Title:



                                                     ADMINISTRATIVE AGENT

                                                     THE CHASE MANHATTAN BANK,
                                                     as Administrative Agent


                                                     By:
                                                        ----------------------
                                                        Title:




                                Amendment No. 4